Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D with respect to the common stock, no par value, of Old Dominion Freight Line, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. The undersigned further agree that any amendments to such statement on Schedule 13D shall be filed jointly on behalf of each of them without the necessity of entering into additional joint filing agreements.

The undersigned further agree that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of this 9th day of September, 2010.

EARL E. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
Earl E. Congdon

DAVID S. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
David S. Congdon

MARILYN M. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
Marilyn M. Congdon

KATHRYN L. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
Kathryn L. Congdon

HELEN S. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
Helen S. Congdon

AUDREY L. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
Audrey L. Congdon

AUDREY L. CONGDON IRREVOCABLE TRUST NUMBER TWO DATED MAY 28, 2004

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
David S. Congdon, Trustee

JOHN B. YOWELL

/s/ Joel B. McCarty, Jr., by Power of Attorney
John B. Yowell

SETH MORGAN YOWELL IRREVOCABLE INTER VIVOS TRUST DATED AUGUST 25, 2010

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Audrey L. Congdon, Co-Trustee

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John B. Yowell, Co-Trustee

MEGAN ELISE YOWELL IRREVOCABLE INTER VIVOS TRUST DATED AUGUST 25, 2010

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Audrey L. Congdon, Co-Trustee

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John B. Yowell, Co-Trustee

KAREN C. PIGMAN

/s/ Joel B. McCarty, Jr., by Power of Attorney
Karen C. Pigman

MELISSA A. PENLEY

/s/ Joel B. McCarty, Jr., by Power of Attorney
Melissa A. Penley

MATTHEW A. PENLEY

/s/ Joel B. McCarty, Jr., by Power of Attorney
Matthew A. Penley

MARK A. PENLEY

/s/ Joel B. McCarty, Jr., by Power of Attorney
Mark A. Penley

JOHN R. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon

NATALIE N. CONGDON REVOCABLE TRUST DATED AUGUST 29, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Trustee

JOHN R. CONGDON, JR.

/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Jr.

SUSAN C. TERRY

/s/ Joel B. McCarty, Jr., by Power of Attorney
Susan C. Terry

JEFFREY W. CONGDON

/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon

JOHN R. CONGDON TRUST FOR JEFFREY WHITEFIELD CONGDON, JR. DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Jr., Trustee

JOHN R. CONGDON TRUST FOR MARK ROSS CONGDON DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Jr., Trustee

JOHN R. CONGDON TRUST FOR PETER WHITEFIELD CONGDON DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon, Trustee

JOHN R. CONGDON TRUST FOR MICHAEL DAVIS CONGDON DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon, Trustee

JOHN R. CONGDON TRUST FOR MARY EVELYN CONGDON DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon, Trustee

JOHN R. CONGDON TRUST FOR KATHRYN LAWSON TERRY DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Jr., Co-Trustee

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon, Co-Trustee

JOHN R. CONGDON TRUST FOR NATHANIEL EVERETT TERRY DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Jr., Co-Trustee

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon, Co-Trustee

JOHN R. CONGDON TRUST FOR HUNTER ANDREW TERRY DATED JANUARY 2, 1991

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
John R. Congdon, Jr., Co-Trustee

By:	/s/ Joel B. McCarty, Jr., by Power of Attorney
Jeffrey W. Congdon, Co-Trustee